AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

NOTICE

May 1, 2017

You are receiving this notice as an owner of an AXA Equitable Life Insurance Company or MONY Life Insurance Company of America insurance or annuity product.

Requests for Financial Statements

If you would like to receive a copy of the financial statements of either the Company and/or the separate account applicable to your policy or contract, please send your request to the appropriate address shown below.

For AXA Equitable Annuity Contracts (except Crossings and IVA):

AXA Equitable

P.O. Box 1547

Secaucus, NJ 07096-1547

(or by calling 1(800) 789-7771)

For AXA Equitable Crossings and IVA Annuity Contracts:

AXA Equitable

P.O. Box 4956

Syracuse, NY 13221-4956

(or by calling 1(800) 862-6669)

For AXA Equitable Life Policies:

AXA Equitable—AXA Life Operations Center

P.O. Box 1047

Charlotte, North Carolina 28201-1047

(or by calling 1(800) 777-6510) (for U.S. residents) or 1-704-341-7000 (outside of the U.S.)

For MONY Life Insurance Company of America Corporate Sponsored Variable Universal Life Policies:

AXA Life Operations

P.O. Box 1421

Charlotte, NC 28201-1421

(or by calling 1(800) 947-3598)

As applicable to your policy or contract, please note the following:

1. Cybersecurity

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract or policy account value. For instance, systems failures and cyber-attacks may interfere with our processing of contract or policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract or policy to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract or policy due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.

GW1 (5/17)	#377905
All AXA; MLOA CSVUL

2. New variable investment options for Incentive Life COLI & Incentive Life COLI ‘04 AXA Equitable Life policies

For Incentive Life COLI and Incentive Life COLI ‘04 AXA Equitable Life policies only, the following variable investment options will be available on or about May 19, 2017, subject to regulatory approval:

•	1290 VT DoubleLine Opportunistic Bond

•	AXA/Janus Enterprise

EQ Advisors Trust Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)	Volatility Management
1290 VT DOUBLELINE OPPORTUNISTIC BOND	Seeks to maximize current income and total return.	• DoubleLine Capital LP
AXA/JANUS ENTERPRISE	Seeks to achieve capital growth.	• Janus Capital Management LLC

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of the Trust prospectuses, you may call one of our customer service representatives at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

2